UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

February 13, 2006

Date of Report (Date of earliest event reported)

BIOLASE TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-19627	87-0442441
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

981 Calle Amanecer

San Clemente, California 92673

(Address of principal executive offices) (Zip Code)

(949) 361-1200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

On February 10, 2006, Biolase Technology, Inc. (the “Company”) and of each of Robert E. Grant, its Chief Executive Officer; Richard L. Harrison, its Chief Financial Officer; Jeffrey W. Jones, its Chief Technical Officer; Keith G. Bateman, its Executive Vice President, Marketing; and James M. Haefner, its Executive Vice President, Sales (each an “Officer”) entered into an amendment to such Officer’s employment agreement or offer letter (each, an “Amendment”). The primary purpose of each Amendment is to provide for certain severance payments to be made to the Officer upon the occurrence of a triggering event. A triggering event is defined as the occurrence of both:

•	a change of control (as defined in the Amendment); and

•	any termination of the Officer’s employment (i) by the Officer for good reason (as defined in his employment agreement, as amended) or (ii) by the Company without cause (as defined in the Officer’s employment agreement), in each case during the 18 months following the change of control.

Upon the occurrence of a triggering event, each Amendment provides that the Officer will be entitled to receive, subject to his execution of a general release in favor of the Company, the following:

•	100% of the Officer’s then current annual salary plus the full amount of the Officer’s potential bonus for the current year, which aggregate amount shall be paid in a one-time lump sum payment; and

•	continuation of the benefits and perquisites set forth in the Officer’s employment agreement for a period of one year from the date of such termination or, in some cases, a lump sum payment equal to the value of the benefit or perquisite over a one-year period.

In addition, upon the occurrence of a triggering event all unvested options and shares of restricted stock held by the Officer shall immediately vest and become fully exercisable.

The preceding description is not complete and is qualified by reference to the Amendments, copies of which are included as exhibits to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

10.1	Amendment No. 1 to Employment Agreement of Robert E. Grant dated February 10, 2006

10.2	Amendment No. 1 to Employment Agreement of Richard L. Harrison dated February 10, 2006

10.3	Amendment No. 1 to Employment Agreement of Jeffrey W. Jones dated February 10, 2006

10.4	Memo to Keith G. Bateman from Biolase Technology, Inc. regarding Severance Benefits Payable On Change of Control, dated February 10, 2006

10.5	Memo to James M. Haefner from Biolase Technology, Inc. regarding Severance Benefits Payable On Change of Control, dated February 10, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOLASE TECHNOLOGY, INC.

Date: February 13, 2006	By:	/s/ Richard L. Harrison
Richard L. Harrison
Executive Vice President,
Chief Financial Officer & Secretary

3